UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2019

AROTECH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23336	95-4302784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1229 Oak Valley Drive, Ann Arbor, Michigan		48108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 800-281-0356

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ARTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 17, 2019, Arotech Corporation (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). As of October 29, 2019, the record date for the Special Meeting, there were 26,665,240 shares outstanding and entitled to vote at the Special Meeting. There were 15,389,513 shares of common stock represented in person or by proxy at the Special Meeting, which constituted a quorum. At the Special Meeting, the stockholders of the Company voted on the following proposals. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 4, 2019. The final voting results regarding each proposal are set forth below.

Proposal 1: Approval of the Merger Agreement.

The Company’s stockholders approved the proposal to adopt the Agreement and Plan of Merger, dated as of September 22, 2019, by and among Argonaut Intermediate, Inc., Argonaut Merger Sub, Inc. and the Company, pursuant to which Argonaut Merger Sub will be merged with and into the Company (the “Merger Agreement”). The following were the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions”:

For	Against	Abstain
14,660,010	692,512	36,991

Proposal 2: Approval, on a Non-Binding Advisory Basis, of Compensation Payable in Connection with the Merger.

The Company’s stockholders approved, on a non-binding advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with, or following, the consummation of the merger. The following were the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions”:

For	Against	Abstain
10,153,226	5,079,511	156,776

Proposal 3: Adjournment.

The Company’s stockholders approved an adjournment of the Special Meeting to a later date or time if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. The following were the tabulated votes “For” and “Against” this proposal as well, as the number of “Abstentions.” This adjournment did not occur since a sufficient number of votes approved the Merger Agreement.

For	Against	Abstain
14,466,750	770,676	152,087

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AROTECH CORPORATION

/s/ Yaakov Har-Oz
Name:	Yaakov Har-Oz
Title:	Senior Vice President and General Counsel

Dated: December 17, 2019